UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2007

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iLinc Communications, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-13725	76-0545043
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

2999 North 44th Street, Suite 650, Phoenix, Arizona	85018
(address of principal executive offices)	(Zip code)

(602) 952-1200
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

ྑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ྑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ྑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ྑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On May 4, 2007, iLinc Communications, Inc. (“the Company”) issued a press release discussing its prospects and an upcoming presentation to be given at the AeA Micro Cap Financial Conference. A copy of the Company’s press release is attached as Exhibit 99.1 to this current report.

The Company is hereby furnishing a slide presentation to be used by certain executive officers of the Company during a presentation as part of AeA Micro Cap Financial Conference on May 8, 2007 at 8:30 a.m. PDT in Monterey, California. A copy of the slide presentation is attached as Exhibit 99.2 to this current report.

The information in Item 7.01 and Exhibit 99.1 is being furnished, not filed. This information shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference into any document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The following exhibit is filed herewith:

Exhibit Number      Description

99.1     Press release dated May 4, 2007 issued by iLinc Communications, Inc. Filed herewith.

99.2    Slide presentation to be given by certain executive officers of iLinc Communications, Inc. on May 8, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iLinc Communications, Inc.

Date: May 4, 2007	By:	/s/ James M. Powers, Jr.

President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number          Description of Exhibits

99.1    Press release dated May 4, 2007 issued by iLinc Communications, Inc. Filed herewith.

99.2    Slide presentation to be given by certain executive officers of iLinc Communications, Inc. on May 8, 2007.